Semi
Annual
Report

[GRAPHIC OMITTED]

                                                     FEBRUARY 28, 2003


TEMPLETON WORLD FUND

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

  THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL
  SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE
        PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO
                  SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
JEFFREY A. EVERETT, CFA
PORTFOLIO MANAGER
TEMPLETON WORLD FUND

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


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON WORLD FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS MAINLY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Templeton World Fund covers the six months ended February 28, 2003. The period under review was a turbulent time for global equity markets, but there were some bright spots, particularly among emerging markets. After a summer downturn, many global equity markets rebounded in October and November; however, the unstable geopolitical situation brought renewed concerns over the world's economic recovery, which seemed to hamper stock performance in December. Many investors became optimistic in early January, but this sentiment appeared to succumb quickly to continued fear of war, a central issue restraining the capital markets.

During the six months under review, short-term concerns regarding Iraq, North Korea and Venezuela overshadowed the impact of some of the longer-term positives, in our opinion. For example, valuations in many sectors hovered around historically low levels. Additionally, Chinese, Russian and



CONTENTS

Shareholder Letter ..................  1

Performance Summary .................  7

Financial Highlights &
Statement of Investments ............ 10

Financial Statements ................ 20

Notes to
Financial Statements ................ 23

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free Income





The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 13.

--------------------------------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Europe 35.9%
Asia 27.3%
North America 24.7%
Latin America 3.8%
Australia & New Zealand 3.3%
Middle East & Africa 0.8%
Short-Term Investments & Other Net Assets 4.2%


American officials appeared to be communicating more closely than at any time since World War II. We believe investors may have underestimated these encouraging factors; however, we know investor sentiment can change rapidly, such as we saw in 1991 when U.S. stock markets rose sharply after Allied troops landed in Kuwait. Short-term market trends are difficult to predict and can be very costly. In our view, investors are better served by considering individual securities' long-term fundamentals.

Earnings growth among some U.S. corporations showed positive, albeit modest, year-over-year comparisons during the first three quarters of 2002. During 2002's fourth quarter, low valuations attracted many investors to equities, contributing to a broad-based rally that began with technology-related companies. The Federal Reserve Board and the European Central Bank reduced their respective target rates on short-term loans by 50 basis points each, which also helped fuel the rally. Concerns over U.S. corporate scandals seemed to take a back seat, as many investors appeared to view the events as isolated cases of greed rather than examples of widespread corruption.

Within this challenging environment, we sought to find undervalued securities based on our assessment of current valuations and potential earnings growth over the long term. We also focused on determining our entry and exit points for individual securities as a strategy to help the Fund benefit from heightened stock market volatility. For the six months ended February 28, 2003, Templeton World Fund - Class A produced a -10.23% cumulative total return in U.S. dollars, as shown in the Performance Summary beginning on page 7. During the same period, the Morgan Stanley Capital International (MSCI) World Index (the Index) returned -8.57% in U.S. dollars. 1



1. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

By sector, the Fund's performance relative to the Index was strong among energy, utilities and consumer-related products. In particular, our PetroChina, Iberdrola and Adidas-Salomon positions produced positive returns. Unfortunately, our investments in aerospace and defense, pharmaceuticals and wireless telecommunication services lagged, including our BAE Systems, Aventis and China Mobile positions. From a geographical standpoint, exposure to the U.S., Argentina, Brazil and Germany benefited the Fund while our South Korean and U.K. holdings negatively impacted performance.

Contrary to many investors who shunned financial stocks, we purchased certain bank stocks whose valuations became attractive to us. During the six-month period, we added to our existing positions in Abbey National, Kookmin Bank and Morgan Stanley. We also initiated positions in U.K.'s Lloyds TSB Group and Canada's Toronto Dominion Bank. Bank stocks are generally exposed more directly to the capital markets than industrial stocks. However, we believe our bank stock purchases exhibit quality of management, including the new leadership at Abbey National. Although the purchases increased the Fund's overall financial sector exposure, the Fund remained underweighted in banks and overweighted in insurance relative to the Index. The insurance industry, particularly the reinsurance business, is one of the few areas where we saw significant pricing power. We increased our Swiss Reinsurance and American International Group holdings during the six months under review.

In emerging markets, the South Korean stock market recently faced political pressure, and since the Fund was overweighted in the country relative to the Index, this pressure negatively affected the Fund's performance. We view this headwind as temporary, and for the long term, we believe many companies in the U.S. and other developed markets will likely face



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
2/28/03

                                 % OF TOTAL
                                 NET ASSETS
-------------------------------------------

Insurance ............................ 8.8%

Diversified Financials ............... 6.5%

Banks ................................ 6.4%

Pharmaceuticals ...................... 5.9%

Oil & Gas ............................ 5.5%

Real Estate .......................... 5.4%

Metals & Mining ...................... 5.0%

Wireless
Telecommunication Services ........... 4.3%

Diversified
Telecommunication Services ........... 3.4%

Software ............................. 2.9%

TOP 10 COUNTRIES
Based on Equity Securities
2/28/03

                  % OF TOTAL
                  NET ASSETS
----------------------------

U.S.                   20.5%

Hong Kong               6.4%

Japan                   6.4%

South Korea             6.0%

France                  5.8%

U.K.                    5.6%

Netherlands             5.5%

Germany                 4.8%

China                   4.0%

Switzerland             4.0%



significant competitive threats from businesses localized in emerging markets such as South Korea. We think that many of these companies, which came into existence or began trading publicly only a few years ago, possess tremendous cost advantages. Moreover, South Korean companies such as Samsung Electronics and LG Electronics have become global leaders in their niche businesses while continuing to trade at discounts relative to many of their developed market peers. As of February 28, 2003, the price-to-earnings (P/E) ratio for the South Korean stock market was 8.4 compared with 28.2, 15.8 and 20.8 for France, the Netherlands and the U.S., respectively. 2 We believe this valuation disparity could lessen over time. In the meantime, we view periods of market weakness as opportunities to acquire at a discount certain South Korean companies that we consider to be of high quality.

During the reporting period, we also found compelling valuations in health care. We invested in U.S. biotechnology company Invitrogen and Swiss global developer and marketer of pharmaceuticals Novartis. We also added to our Ono Pharmaceutical position in Japan and revisited HCA in the U.S. after we had taken profits earlier in the six-month period.

Notable sales during the period included Aetna, Alcan, Kroger, Unilever, Valero Energy and Waste Management. We sold these companies based on our assessment of valuations, gains realized and alternative stock investments. After a new disclosure by management that substantially changed our outlook, we exited our Cable & Wireless position as well. Finally, we trimmed certain positions that had appreciated, including DSM, Intuit and Entergy.





2. Source: Standard & Poor's Micropal.

Going forward, we are optimistic about global financial markets and Templeton World Fund. We think continued stock market volatility could present attractive investment opportunities for disciplined, long-term investors. At Templeton, rather than speculating on short-term market trends, we will continue to focus on identifying stocks that, in our opinion, are trading at a substantial discount to their long-term value.

In our view, an important, yet subtle, change taking place in investment markets around the world is an increasing number of companies' shifting focus to the bond investor and away from the equity investor. This is not related to, or the same as, the desire by investors for fixed income securities. Rather, it is an elevated emphasis being placed on a company's ability to service, maintain and even renegotiate debt, which helps a company's continuation, but unfortunately may come at the expense of a company's true owners -- equity investors.

As equity investors, we are committed to investing in and with managements and companies where we believe equity holders, not bondholders, are treated as a company's true, long-term owners. While we understand that this subtle change is taking place because of the difficult global financial picture, as equity-oriented investors, we will look for opportunities to invest in companies that have, in our opinion, corporate managements that are directing a company for the benefit of its owners -- the equity holders -- not its creditors.

It is important to note that there are special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections.



TOP 10 EQUITY HOLDINGS
2/28/03

COMPANY
SECTOR/INDUSTRY,                 % OF TOTAL
COUNTRY                          NET ASSETS
-------------------------------------------

Cheung Kong Holdings Ltd.              3.3%
REAL ESTATE, HONG KONG

Cia Vale do Rio Doce, A,
ADR, pfd.                              2.0%
METALS & MINING, BRAZIL

Aventis SA                             1.9%
PHARMACEUTICALS, FRANCE

Adidas-Salomon AG                      1.9%
TEXTILES & APPAREL, GERMANY

W.R. Berkley Corp.                     1.8%
INSURANCE, U.S.

Morgan Stanley                         1.7%
DIVERSIFIED FINANCIALS, U.S.

AT&T Wireless Services Inc.            1.7%
WIRELESS TELECOMMUNICATION
SERVICES, U.S.

Hutchison Whampoa Ltd.                 1.7%
INDUSTRIAL CONGLOMERATES,
HONG KONG

Volkswagen AG, ord. & pfd.             1.6%
AUTOMOBILES, GERMANY

Kookmin Bank                           1.6%
BANKS, SOUTH KOREA

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



For example, the MSCI Mexico Free Index has increased 1,789% in the past 15 calendar years, but has suffered 7 quarterly declines of more than 15% during that time. 3 Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued investment in Templeton World Fund and welcome your comments or suggestions.

Sincerely,

/S/ JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund



3. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures total return of equity securities available to foreign (non-local) investors in Mexico.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         2/28/03   8/31/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.55         $12.09    $13.64
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.1626

CLASS B                        CHANGE         2/28/03   8/31/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.49         $11.97    $13.46
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.0696

CLASS C                        CHANGE         2/28/03   8/31/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.46         $11.85    $13.31
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.0559

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE



CLASS A                             6-MONTH   1-YEAR    5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1           -10.23%  -16.19%    -7.21%         126.11%
Average Annual Total Return 2       -15.38%  -21.00%    -2.64%           7.86%
Value of $10,000 Investment 3        $8,462   $7,900    $8,746         $21,304
Avg. Ann. Total Return (3/31/03) 4           -26.89%    -4.20%           7.13%


                                                                     INCEPTION
CLASS B                             6-MONTH   1-YEAR    3-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1           -10.58%  -16.82%   -24.13%          -9.71%
Average Annual Total Return 2       -14.14%  -20.13%    -9.63%          -2.82%
Value of $10,000 Investment 3        $8,586   $7,987    $7,381          $8,879
Avg. Ann. Total Return (3/31/03) 4           -26.06%   -11.98%          -3.40%


                                                                     INCEPTION
CLASS C                             6-MONTH   1-YEAR    5-YEAR        (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1           -10.57%  -16.88%   -10.67%          50.88%
Average Annual Total Return 2       -12.32%  -18.50%    -2.43%           5.25%
Value of $10,000 Investment 3        $8,768   $8,150    $8,843         $14,933
Avg. Ann. Total Return (3/31/03) 4           -24.46%    -3.97%           4.83%


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON WORLD FUND


CLASS A

If you had invested $10,000 in Templeton World Fund - Class A at inception, it would have been worth $195,198 on February 28, 2003. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2003.*



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Value of Investment              Value of Investment     Total Value of Investment
                    with Dividends                with Capital Gains       with Capital Gains and
                      Reinvested                      Reinvested            Dividends Reinvested        Consumer Price Index
01/17/78                 $9,425                          $9,425                    $9,425                      $10,000
12/31/78                $11,395                         $11,405                   $11,452                      $10,863
12/31/79                $14,406                         $14,388                   $14,675                      $12,307
12/31/80                $17,349                         $16,973                   $17,734                      $13,848
12/31/81                $17,785                         $17,405                   $18,837                      $15,083
12/31/82                $21,080                         $20,021                   $22,487                      $15,661
12/30/83                $27,121                         $26,233                   $30,130                      $16,254
12/31/84                $26,241                         $27,017                   $31,561                      $16,897
12/31/85                $33,383                         $34,640                   $41,519                      $17,539
12/31/86                $36,327                         $40,184                   $48,726                      $17,732
12/31/87                $33,237                         $41,022                   $50,394                      $18,517
12/30/88                $38,712                         $48,297                   $60,317                      $19,336
12/29/89                $46,883                         $57,755                   $73,950                      $20,235
12/31/90                $38,148                         $47,435                   $62,190                      $21,471
12/31/91                $46,167                         $61,438                   $80,706                      $22,128
12/31/92                $44,660                         $63,289                   $83,330                      $22,770
12/31/93                $55,556                         $85,391                  $111,333                      $23,396
12/30/94                $52,040                         $86,977                  $112,307                      $24,020
12/29/95                $57,767                        $106,848                  $136,510                      $24,631
12/31/96                $68,294                        $128,697                  $165,794                      $25,448
12/31/97                $73,648                        $155,737                  $197,679                      $25,881
12/31/98                $74,362                        $165,233                  $209,566                      $26,298
12/31/99                $93,106                        $210,618                  $268,493                      $27,002
12/31/00                $86,068                        $202,768                  $257,771                      $27,918
12/31/01                $82,072                        $182,836                  $236,896                      $28,351
12/31/02                $73,815                        $158,596                  $208,114                      $29,025
2/28/03                 $69,234                        $148,754                  $195,198                      $29,379

*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers two other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON WORLD FUND
Financial Highlights

                                                                                           CLASS A
                                               -------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                                    FEBRUARY 28, 2003 --------------------------------------------------------------
                                                       (UNAUDITED)        2002          2001          2000        1999        1998
                                               -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........           $13.64        $14.70        $18.87        $18.14      $15.45      $19.66
                                               -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................              .04           .17 b         .29           .27         .33         .42
 Net realized and unrealized gains (losses) ...            (1.43)         (.96) b      (3.04)         1.93        4.10       (1.59)
                                               -------------------------------------------------------------------------------------
Total from investment operations ..............            (1.39)         (.79)        (2.75)         2.20        4.43       (1.17)
                                               -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................             (.16)         (.27)         (.27)         (.38)       (.36)       (.44)
 Net realized gains ...........................               --            --         (1.15)        (1.09)      (1.38)      (2.60)
                                               -------------------------------------------------------------------------------------
Total distributions ...........................             (.16)         (.27)        (1.42)        (1.47)      (1.74)      (3.04)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period ................           $12.09        $13.64        $14.70        $18.87      $18.14      $15.45
                                               -------------------------------------------------------------------------------------
Total return c ................................         (10.23)%       (5.43)%      (15.18)%        13.59%      31.42%     (7.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $5,294,217    $6,161,235    $7,102,237    $9,515,467  $9,115,995  $7,852,041
Ratios to average net assets:
 Expenses .....................................            1.10% d       1.08%         1.09%         1.07%       1.04%       1.04%
 Net investment income ........................             .61% d       1.15% b       1.79%         1.52%       1.99%       2.34%
Portfolio turnover rate .......................           24.56%        44.56%        24.91%        46.92%      35.81%      43.36%



a Based on average weighted shares outstanding effective year ended August 31, 1999.
b Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share .................................... $(0.01)
  Net realized and unrealized (gains/losses) per share ...............   0.01
  Ratio of net investment income to average net assets ...............  (0.08)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
c Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
d Annualized.

TEMPLETON WORLD FUND
Financial Highlights (CONTINUED)

                                                                                CLASS B
                                                      --------------------------------------------------------
                                                       SIX MONTHS ENDED          YEAR ENDED AUGUST 31,
                                                       FEBRUARY 28, 2003 -------------------------------------
                                                          (UNAUDITED)    2002       2001      2000      1999 E
                                                      --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $13.46    $14.51     $18.66    $18.05    $15.93
                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .....................          (.01)      .06 b      .17       .15       .15
 Net realized and unrealized gains (losses) .........         (1.41)     (.95) b   (3.01)     1.90      1.97
                                                      --------------------------------------------------------
Total from investment operations ....................         (1.42)     (.89)     (2.84)     2.05      2.12
                                                      --------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.07)     (.16)      (.16)     (.35)       --
 Net realized gains .................................            --        --      (1.15)    (1.09)       --
                                                      --------------------------------------------------------
Total distributions .................................          (.07)     (.16)     (1.31)    (1.44)       --
                                                      --------------------------------------------------------
Net asset value, end of period ......................        $11.97    $13.46     $14.51    $18.66    $18.05
                                                      --------------------------------------------------------
Total return c ......................................      (10.58)%   (6.12)%   (15.82)%    12.76%    13.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $28,350   $29,311    $25,743   $23,816    $9,261
Ratios to average net assets:
 Expenses ...........................................         1.84% d   1.83%      1.83%     1.82%     1.85% e
 Net investment income (loss) .......................        (.13)% d    .40% b    1.08%      .83%     1.27% e
Portfolio turnover rate .............................        24.56%    44.56%     24.91%    46.92%    35.81%



a Based on average weighted shares outstanding effective year ended August 31, 1999.
b Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share .................................... $(0.01)
  Net realized and unrealized (gains/losses) per share ...............   0.01
  Ratio of net investment income to average net assets ...............  (0.08)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
c Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
d Annualized.
e For the period January 1, 1999 (effective date) to August 31, 1999.

TEMPLETON WORLD FUND
Financial Highlights (CONTINUED)

                                                                              CLASS C
                                                ----------------------------------------------------------------
                                                SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                                FEBRUARY 28, 2003 ----------------------------------------------
                                                   (UNAUDITED)    2002      2001       2000      1999      1998
                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $13.31    $14.34    $18.43     $17.71    $15.16    $19.39
                                                ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............         (.01)      .06 b     .17        .14       .20       .33
 Net realized and unrealized gains (losses) ...        (1.39)     (.94) b  (2.98)      1.89      4.02     (1.61)
                                                ----------------------------------------------------------------
Total from investment operations ..............        (1.40)     (.88)    (2.81)      2.03      4.22     (1.28)
                                                ----------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.06)     (.15)     (.13)      (.22)     (.29)     (.35)
 Net realized gains ...........................           --        --     (1.15)     (1.09)    (1.38)    (2.60)
                                                ----------------------------------------------------------------
Total distributions ...........................         (.06)     (.15)    (1.28)     (1.31)    (1.67)    (2.95)
                                                ----------------------------------------------------------------
Net asset value, end of period ................       $11.85    $13.31    $14.34     $18.43    $17.71    $15.16
                                                ----------------------------------------------------------------
Total return c ................................     (10.57)%   (6.15)%  (15.83)%     12.77%    30.39%   (8.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $223,908  $264,751  $313,538   $423,614  $417,439  $325,319
Ratios to average net assets:
 Expenses .....................................        1.85% d   1.83%     1.83%      1.82%     1.81%     1.80%
 Net investment income (loss) .................       (.14)% d    .40% b   1.04%       .78%     1.22%     1.66%
Portfolio turnover rate .......................       24.56%    44.56%    24.91%     46.92%    35.81%    43.36%




a Based on average weighted shares outstanding effective year ended August 31, 1999.
b Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share .................................... $(0.01)
  Net realized and unrealized (gains/losses) per share ...............   0.01
  Ratio of net investment income to average net assets ...............  (0.08)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
c Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
d Annualized.

                       See notes to financial statements.

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)



                                                        COUNTRY                SHARES               VALUE
-------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 85.3%
      AEROSPACE & DEFENSE .9%
      BAE Systems PLC .............................. United Kingdom          10,975,945          $ 19,017,042
      Boeing Co. ...................................  United States             500,000            13,780,000
      Embraer-Empresa Brasileira de
        Aeronautica SA, ADR ........................     Brazil                 145,100             1,495,981
      Rolls-Royce PLC .............................. United Kingdom          10,808,700            13,534,710
                                                                                                 ------------
                                                                                                   47,827,733
                                                                                                 ------------
      AIR FREIGHT & COURIERS .6%
      Deutsche Post AG .............................     Germany              3,158,400            31,998,620
      United Parcel Service Inc., B ................  United States               1,000                57,540
                                                                                                 ------------
                                                                                                   32,056,160
                                                                                                 ------------
      AIRLINES .3%
      Qantas Airways Ltd. ..........................    Australia             6,294,709            11,765,454
      Qantas Airways Ltd., 144A ....................    Australia             1,351,423             2,525,948
                                                                                                 ------------
                                                                                                   14,291,402
                                                                                                 ------------
      AUTO COMPONENTS 1.0%
      Valeo SA .....................................     France               1,965,810            55,807,630
                                                                                                 ------------
      AUTOMOBILES .7%
      Volkswagen AG ................................     Germany                999,200            40,008,062
                                                                                                 ------------
      BANKS 6.4%
      Abbey National PLC ........................... United Kingdom           6,167,845            37,888,413
    a Banca Nazionale del Lavoro SpA ...............      Italy              26,315,850            31,568,129
      Bank of New York Co. Inc. ....................  United States             272,900             6,216,662
      DBS Group Holdings Ltd. ......................    Singapore             7,780,657            42,948,743
      HSBC Holdings PLC ............................    Hong Kong             1,338,000            14,325,115
      Kookmin Bank .................................   South Korea            2,992,343            91,501,294
      Lloyds TSB Group PLC ......................... United Kingdom           7,197,600            40,132,787
      San Paolo-IMI SpA ............................      Italy               3,753,280            26,294,238
      Toronto Dominion Bank ........................     Canada                 636,700            14,231,514
    a UBS AG .......................................   Switzerland            1,223,520            51,340,920
                                                                                                 ------------
                                                                                                  356,447,815
                                                                                                 ------------
      BIOTECHNOLOGY .6%
    a CK Life Sciences International
        (Holdings) Inc. ............................    Hong Kong             1,118,584               183,584
    a Invitrogen Corp. .............................  United States           1,117,800            34,696,512
                                                                                                 ------------
                                                                                                   34,880,096
                                                                                                 ------------
      CHEMICALS 2.6%
      Akzo Nobel NV ................................   Netherlands            1,607,714            34,811,681
      Bayer AG, Br. ................................     Germany              1,627,700            21,595,770
      Dow Chemical Co. .............................  United States           2,347,400            64,084,020
      DSM NV, Br. ..................................   Netherlands              719,548            26,406,641
                                                                                                 ------------
                                                                                                  146,898,112
                                                                                                 ------------


TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                        COUNTRY                SHARES               VALUE
-------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)

      COMMERCIAL SERVICES & SUPPLIES 1.2%
      Adecco SA .....................................  Switzerland              833,722          $ 25,146,925
    a Ceridian Corp. ................................ United States           1,404,400            19,380,720
      Societe BIC SA ................................    France                 621,001            19,811,633
                                                                                                 ------------
                                                                                                   64,339,278
                                                                                                 ------------
      COMPUTERS & PERIPHERALS .3%
    a EMC Corp. ..................................... United States           2,619,800            19,360,322
                                                                                                 ------------
      CONSTRUCTION MATERIALS 1.6%
      Cemex SA, ADR .................................    Mexico               3,762,129            67,530,216
      Gujarat Ambuja Cements Ltd. ...................     India               3,911,172            13,223,232
      Gujarat Ambuja Cements Ltd.,
        GDR, 144A ...................................     India               1,294,000             4,373,720
      Gujarat Ambuja Cements Ltd.,
        GDR, Reg S ..................................     India               1,152,000             3,893,760
                                                                                                 ------------

                                                                                                   89,020,928
                                                                                                 ------------
      DISTRIBUTORS .4%
      Li & Fung Ltd. ................................   Hong Kong            24,752,000            24,278,801
                                                                                                 ------------
      DIVERSIFIED FINANCIALS 6.5%
      Ayala Corp. ...................................  Philippines          190,542,000            14,851,968
      Housing Development Finance
        Corp. Ltd. ..................................     India               5,608,521            44,124,523
      ICICI Bank Ltd. ...............................     India                 664,000             2,081,225
      Merrill Lynch & Co. Inc. ...................... United States             100,000             3,408,000
      Morgan Stanley ................................ United States           2,595,070            95,628,330
      Nomura Holdings Inc. ..........................     Japan               6,573,000            77,280,355
      Rodamco Europe NV .............................  Netherlands            1,946,850            90,080,264
      Swire Pacific Ltd., A .........................   Hong Kong             4,326,500            18,306,535
    a WCM Beteiligungs &
        Grundbesitz AG ..............................    Germany              6,968,441            15,021,105
                                                                                                 ------------
                                                                                                  360,782,305
                                                                                                 ------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
      KT Corp., ADR .................................  South Korea            1,690,800            31,279,800
      Nippon Telegraph &
        Telephone Corp. .............................     Japan                  17,104            61,920,169
      Telecom Corp. of New
        Zealand Ltd. ................................  New Zealand           13,166,319            30,852,491
      Telecom Italia SpA ............................     Italy               9,000,000            62,566,015
      Telefonos de Mexico SA de
        CV (Telmex), L, ADR .........................    Mexico                 130,300             3,787,821
                                                                                                 ------------
                                                                                                  190,406,296
                                                                                                 ------------
      ELECTRIC UTILITIES 2.0%
      Entergy Corp. ................................. United States             496,100            22,597,355
      Guangdong Electric Power
        Development Co Ltd., B ......................     China              62,851,630            36,345,328
      Iberdrola SA, Br. .............................     Spain               3,342,845            51,233,274
                                                                                                 ------------
                                                                                                  110,175,957
                                                                                                 ------------
      ELECTRICAL EQUIPMENT .2%
      Kidde PLC .....................................United Kingdom          10,986,000             9,906,573
                                                                                                 ------------


TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                        COUNTRY               SHARES                VALUE
------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
     Hitachi Ltd. ..................................     Japan              15,036,000          $ 62,318,799
     Murata Manufacturing Co. Ltd. .................     Japan                 563,000            21,334,236
     Samsung Electro-Mechanics Co. .................  South Korea              320,620            10,421,862
                                                                                                ------------
                                                                                                  94,074,897
                                                                                                ------------
     FOOD & DRUG RETAILING .2%
     J.Sainsbury PLC ...............................United Kingdom           2,500,000             9,135,585
                                                                                                ------------
     FOOD PRODUCTS .6%
     Cadbury Schweppes PLC .........................United Kingdom             347,000             1,754,458
     Nestle SA .....................................  Switzerland              150,870            30,374,270
                                                                                                ------------
                                                                                                  32,128,728
                                                                                                ------------
     HEALTH CARE PROVIDERS & SERVICES 1.6%
     AmerisourceBergen Corp. ....................... United States             228,200            12,551,000
     CIGNA Corp. ................................... United States             404,000            17,359,880
     Gehe AG .......................................    Germany                 28,200             1,057,705
     HCA Inc. ...................................... United States           1,358,680            56,031,963
                                                                                                ------------
                                                                                                  87,000,548
                                                                                                ------------
     HOTELS RESTAURANTS & LEISURE .3%
     Carnival Corp. ................................ United States             382,500             8,786,025
     Shangri-La Asia Ltd. ..........................   Hong Kong            12,464,938             8,950,219
                                                                                                ------------
                                                                                                  17,736,244
                                                                                                ------------
     HOUSEHOLD DURABLES 2.9%
     Koninklijke Philips
       Electronics NV ..............................  Netherlands            4,950,565            82,596,566
     LG Electronics Inc. ...........................  South Korea              108,240             3,654,398
     Sony Corp. ....................................     Japan               1,984,100            75,353,005
                                                                                                ------------
                                                                                                 161,603,969
                                                                                                ------------
     INDUSTRIAL CONGLOMERATES 2.7%
     Hutchison Whampoa Ltd. ........................   Hong Kong            15,705,060            94,039,864
     Smiths Group PLC ..............................United Kingdom           5,706,100            54,285,604
                                                                                                ------------
                                                                                                 148,325,468
                                                                                                ------------
     INSURANCE 8.8%
     Ace Ltd. ......................................    Bermuda              2,564,100            71,051,211
     American International
       Group Inc. .................................. United States           1,474,470            72,676,626
     AXA SA ........................................    France               2,624,452            32,076,573
     AXA SA, ADR ...................................    France                 150,000             1,816,500
     Sampo-Leonia OYJ, 144A ........................    Finland              3,266,000            20,416,460
     Sampo-Leonia OYJ, A ...........................    Finland              7,161,143            44,765,827
     Swiss Reinsurance Co. .........................  Switzerland            1,361,165            73,278,057
     Swiss Reinsurance Co., 144A ...................  Switzerland              280,965            15,125,697
     W.R. Berkley Corp. ............................ United States           2,395,550            97,259,330
     XL Capital Ltd., A ............................    Bermuda                820,652            58,217,053
                                                                                                ------------
                                                                                                 486,683,334
                                                                                                ------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                         COUNTRY                SHARES               VALUE
-------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      INTERNET SOFTWARE & SERVICES .4%
    a VeriSign Inc. ................................  United States           2,610,257          $ 20,125,081
                                                                                                 ------------
      IT CONSULTING & SERVICES 1.2%
      Electronic Data Systems Corp. ................  United States           1,517,300            23,624,361
      Satyam Computers Services Ltd. ...............      India               9,049,900            42,814,485
                                                                                                 ------------
                                                                                                   66,438,846
                                                                                                 ------------
      MACHINERY .8%
      Invensys PLC ................................. United Kingdom          11,632,529             2,931,585
      Volvo AB, B ..................................     Sweden               2,333,326            40,858,570
                                                                                                 ------------
                                                                                                   43,790,155
                                                                                                 ------------
      MEDIA 1.6%
    a AOL Time Warner Inc. .........................  United States           3,110,000            35,205,200
      APN News & Media Ltd. ........................    Australia               110,792               199,014
      Interpublic Group of Cos. Inc. ...............  United States           2,720,457            26,252,410
      WPP Group PLC ................................ United Kingdom           4,827,080            29,709,260
                                                                                                 ------------
                                                                                                   91,365,884
                                                                                                 ------------
      METALS & MINING 3.0%
      BHP Billiton Ltd. ............................    Australia            15,444,969            85,761,123
      POSCO ........................................   South Korea              878,235            81,301,024
                                                                                                 ------------
                                                                                                  167,062,147
                                                                                                 ------------
      MULTI-UTILITIES .7%
      Suez SA ......................................     France               2,865,740            37,527,474
                                                                                                 ------------
      MULTILINE RETAIL .2%
      Galeries Lafayette SA ........................     France                 102,799            11,245,822
                                                                                                 ------------
      OIL & GAS 5.5%
      BP PLC ....................................... United Kingdom           2,416,550            15,225,239
      CNOOC Ltd. ...................................      China              27,293,716            38,320,600
      Eni SpA ......................................      Italy                 100,000             1,484,124
    a Perez Companc SA, B, ADR .....................    Argentina               415,486             3,028,893
      PetroChina Co. Ltd., H .......................      China             384,389,000            80,336,713
      Repsol YPF SA ................................      Spain               2,578,000            36,121,230
      Royal Dutch Petroleum Co. ....................   Netherlands            1,818,000            72,009,118
      Shell Transport &
        Trading Co. PLC ............................ United Kingdom          10,192,103            59,037,076
                                                                                                 ------------
                                                                                                  305,562,993
                                                                                                 ------------
      PAPER & FOREST PRODUCTS 1.0%
      Stora Enso OYJ, R
        (EUR/FIM Traded) ...........................     Finland              5,913,360            57,934,128
                                                                                                 ------------
      PHARMACEUTICALS 5.9%
      Abbott Laboratories ..........................  United States           1,450,000            51,649,000
      Aventis SA ...................................     France               1,877,770            85,264,868
      Aventis SA (Frankfurt Listed) ................     France                 463,578            20,835,079
      Bristol-Myers Squibb Co. .....................  United States           2,729,400            63,595,020
      Novartis AG ..................................   Switzerland              779,229            28,617,702


TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                         COUNTRY                SHARES               VALUE
-------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      PHARMACEUTICALS (CONT.)
      Ono Pharmaceutical Co. Ltd. ..................      Japan               1,765,500        $   55,402,876
      Pharmacia Corp. ..............................  United States               1,000                41,320
      Shire Pharmaceuticals Group PLC .............. United Kingdom           3,745,853            19,352,315
                                                                                               --------------
                                                                                                  324,758,180
                                                                                               --------------

      REAL ESTATE 5.4%
      Ayala Land Inc. ..............................   Philippines           81,688,000             6,966,514
      British Land Co. PLC ......................... United Kingdom              12,646                85,451
      Cheung Kong Holdings Ltd. ....................    Hong Kong            29,485,120           185,248,411
      Crescent Real Estate
        Equities Co. ...............................  United States             268,846             3,965,479
    a Inversiones Y Representacion SA ..............    Argentina                     2                     2
    a Inversiones Y Representacion
        SA, GDR ....................................    Argentina             2,022,521            15,350,932
      Lend Lease Corp. Ltd. ........................    Australia             3,929,035            20,767,603
      New World Development Co. Ltd. ...............    Hong Kong            20,236,031             9,211,051
      Unibail Holding ..............................     France                 902,808            56,728,359
                                                                                               --------------
                                                                                                  298,323,802
                                                                                               --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.5%
    a Agere Systems Inc., A ........................  United States          20,710,354            33,343,670
    a Agere Systems Inc., B ........................  United States           6,440,000             9,853,200
      Samsung Electronics Co. Ltd. .................   South Korea              275,690            64,554,396
    a Taiwan Semiconductor
        Manufacturing Co. ..........................     Taiwan              23,514,200            28,420,040
                                                                                               --------------
                                                                                                  136,171,306
                                                                                               --------------

      SOFTWARE 2.9%
    a BMC Software Inc. ............................  United States           2,233,600            43,331,840
    a Cadence Design Systems Inc. ..................  United States             155,500             1,646,745
    a Check Point Software
        Technologies Ltd. ..........................     Israel               2,901,220            43,141,141
    a Intuit Inc. ..................................  United States             538,300            25,580,016
    a Synopsys Inc. ................................  United States           1,194,569            48,714,524
                                                                                               --------------
                                                                                                  162,414,266
                                                                                               --------------
      SPECIALTY RETAIL .5%
    a Toys R Us Inc. ...............................  United States           3,805,010            30,744,481
                                                                                               --------------
      TEXTILES & APPAREL 1.9%
      Adidas-Salomon AG ............................     Germany              1,324,460           105,634,757
      Gucci Group NV, N.Y. shs. ....................   Netherlands                1,000                94,110
                                                                                               --------------
                                                                                                  105,728,867
                                                                                               --------------
      WIRELESS TELECOMMUNICATION SERVICES 4.3%
    a AT&T Wireless Services Inc. ..................  United States          16,088,700            95,084,217
    a China Mobile (Hong Kong) Ltd. ................      China              31,561,300            67,986,029
    a China Mobile (Hong Kong)
        Ltd., ADR ..................................      China                 100,000             1,094,000
  a,b Crown Castle
        International Corp. ........................  United States          12,950,765            50,248,968
      SK Telecom Co. Ltd. ..........................   South Korea              166,950            23,077,745
                                                                                               --------------
                                                                                                  237,490,959
                                                                                               --------------
      TOTAL COMMON STOCKS (COST $5,305,029,732)                                                 4,729,860,634
                                                                                               --------------


TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                        COUNTRY                SHARES               VALUE
------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 3.9%
     Cia Vale do Rio Doce, A,
       ADR, pfd. ...................................    Brazil               4,003,300          $109,089,925
     Samsung Electronics Co.
       Ltd., pfd. ..................................  South Korea              228,510            25,652,695
     Sealed Air Corp., 4.00%,
       cvt. pfd. ................................... United States             671,319            29,000,981
     Volkswagen AG, pfd. ...........................    Germany              1,756,650            51,498,006
                                                                                                ------------
     Total Preferred Stocks (Cost $204,369,527) ....                                             215,241,607
                                                                                                ------------



                                                                            PRINCIPAL
                                                                             AMOUNT C
                                                                          ------------
     BONDS & NOTES 6.6%
     Agere Systems Inc., cvt., 6.50%,
       12/15/09 .................................... United States      $   10,000,000             9,037,500
     AOL Time Warner Inc., 7.70%,
       5/01/32 ..................................... United States          25,000,000            26,722,875
     Bundesrepublik Deutschland:
      4.25%, 3/12/04 ...............................    Germany             12,160,000 EUR        13,366,144
      5.00%, 1/04/12 ...............................    Germany             12,040,000 EUR        14,125,089
     Electronic Data Systems Corp.,
       zero cpn., 10/10/21 ......................... United States          20,500,000            15,977,188
     Federal Republic of Germany:
      4.50%, 5/19/03 ...............................    Germany             40,000,000 EUR        43,286,413
      5.00%, 2/17/06 ...............................    Germany             40,000,000 EUR        46,084,370
      5.00%, 7/04/11 ...............................    Germany              8,000,000 EUR         9,392,649
     Government of Canada,
       6.00%, 6/01/11 ..............................    Canada               8,030,000 CAD         5,804,772
     Government of France:
      5.00%, 7/12/05 ...............................    France              11,590,000 EUR        13,226,156
      5.00%, 4/25/12 ...............................    France              12,300,000 EUR        14,361,180
     Government of New Zealand:
      8.00%, 11/15/06 ..............................  New Zealand           15,670,000 NZD         9,494,697
      7.00%, 7/15/09 ...............................  New Zealand           15,850,000 NZD         9,477,605
     Government of Spain:
      4.50%, 7/30/04 ...............................     Spain              11,785,000 EUR        13,082,884
      5.00%, 7/30/12 ...............................     Spain              12,570,000 EUR        14,691,328
     Inversiones Y Representacion SA,
       cvt., 8.00%, 11/14/07 .......................   Argentina             9,559,212            11,279,870
     Kingdom of Sweden,
       5.50%, 10/08/12 .............................    Sweden              48,680,000 SEK         6,173,561
     Korea Telecom Corp., cvt.,
       144A, .25%, 1/04/07 .........................  South Korea           16,000,000            16,460,000
     New South Wales Treasury Corp.,
       8.00%, 3/01/08 ..............................   Australia            17,170,000 AUD        11,859,329
     Sony Corp., cvt., 1.40%,
       3/31/05 .....................................     Japan           2,928,000,000 JPY        31,279,882
     U.S. Treasury Bond,
       6.25%, 5/15/30 .............................. United States           7,500,000             9,146,198
     U.S. Treasury Note,
       6.50%, 2/15/10 .............................. United States          20,000,000            24,065,640
                                                                                                ------------
     TOTAL BONDS & NOTES (COST $309,054,074)                                                     368,395,330
                                                                                                ------------
     SHORT TERM INVESTMENTS 2.5%
     Federal Farm Credit Bank,
       1.238% to 1.694%, with maturities
       to 1/16/04 .................................. United States          35,000,000            34,825,015
     Federal Home Loan Bank,
       1.222% to 1.256%, with maturities
       to 4/14/03 .................................. United States          18,770,000            18,753,019
     Federal Home Loan Mortgage Corporation,
       1.649%, 3/27/03 ............................. United States          10,000,000             9,992,000
     Federal National Mortgage Association,
       1.235% to 1.287%, with maturities
       to 5/29/03 .................................. United States          75,000,000            74,846,745
                                                                                                ------------
     TOTAL SHORT TERM INVESTMENTS (COST $138,383,456)                                            138,416,779
                                                                                                ------------


TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                           PRINCIPAL
                                                         COUNTRY            AMOUNT C                VALUE
----------------------------------------------------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS .5%
    d Dresdner Bank AG, 1.28%, 3/03/03
        (Maturity Value $3,981,425) ..................United States     $     3,981,000        $    3,981,000
    d Paribas Corp., 1.35%, 3/03/03
        (Maturity Value $25,002,812)
        Collateralized by
       Federal Home Loan Mortgage ....................United States          25,000,000            25,000,000
                                                                                               --------------
      TOTAL REPURCHASE AGREEMENTS (COST $28,981,000) .                                             28,981,000
                                                                                               --------------
      TOTAL INVESTMENTS (COST $5,985,817,789) 98.8% ..                                          5,480,895,350
      OTHER ASSETS, LESS LIABILITIES 1.2% ............                                             65,580,196
                                                                                               --------------
      NET ASSETS 100.0% ..............................                                         $5,546,475,546
                                                                                               --------------

      CURRENCY ABBREVIATIONS:
      AUD--Australian Dollar
      CAD--Canadian Dollar
      EUR--European Unit
      FIM--Finnish Markka
      JPY--Japanese Yen
      NZD--New Zealand Dollar
      SEK--Swedish Krona



      a Non-income producing.
      b See Note 6 regarding Holdings of 5% Voting Securities.
      c The principal amount is stated in U.S. dollars unless otherwise indicated.
      d See Note 1b regarding repurchase agreements.

                       See notes to financial statements.

TEMPLETON WORLD FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................ $5,934,223,838
  Cost - Non-controlled affiliated issuers ...............................................     51,593,951
                                                                                           ---------------
  Value - Unaffiliated issuers ...........................................................  5,430,646,382
  Value - Non-controlled affiliated issuers ..............................................     50,248,968
 Cash ....................................................................................            898
 Foreign currency, at value (cost $4,702,195) ............................................      4,575,213
 Receivables:
  Investment securities sold .............................................................     50,173,906
  Capital shares sold ....................................................................      3,329,512
  Dividends and interest .................................................................     19,039,351
                                                                                           ---------------
      Total assets .......................................................................  5,558,014,230
                                                                                           ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................         82,859
  Capital shares redeemed ................................................................      5,292,855
  Affiliates .............................................................................      5,197,212
 Other liabilities .......................................................................        965,758
                                                                                           ---------------
      Total liabilities ..................................................................     11,538,684
                                                                                           ---------------
Net assets, at value ..................................................................... $5,546,475,546
                                                                                           ---------------
Net assets consist of:
 Undistributed net investment income ..................................................... $  (14,520,459)
 Net unrealized appreciation (depreciation) ..............................................   (504,507,365)
 Accumulated net realized gain (loss) ....................................................   (156,800,852)
 Capital shares ..........................................................................  6,222,304,222
                                                                                           ---------------
Net assets, at value ..................................................................... $5,546,475,546
                                                                                           ---------------
Class A:
 Net asset value per share ($5,294,217,439 / 437,964,497
 shares outstanding) .....................................................................         $12.09
                                                                                           ---------------
 Maximum offering price per share ($12.09 / 94.25%) ......................................         $12.83
                                                                                           ---------------
Class B:
 Net asset value and maximum offering price per share
 ($28,350,150 / 2,368,382 shares outstanding) a ..........................................         $11.97
                                                                                           ---------------
Class C:
 Net asset value per share ($223,907,957 / 18,892,905
 shares outstanding) a ...................................................................         $11.85
                                                                                           ---------------
 Maximum offering price per share ($11.85 / 99.00%) ......................................         $11.97
                                                                                           ---------------

a Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON WORLD FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


Investment income:
 (net of foreign taxes of $4,052,003)
 Dividends ..............................................................................   $  41,143,457
 Interest ...............................................................................       9,773,074
                                                                                            --------------
      Total investment income ...........................................................      50,916,531
                                                                                            --------------
Expenses:
 Management fees (Note 3) ...............................................................      18,453,151
 Administrative fees (Note 3) ...........................................................       2,349,481
 Distribution fees (Note 3)
  Class A ...............................................................................       7,108,463
  Class B ...............................................................................         142,185
  Class C ...............................................................................       1,213,661
 Transfer agent fees (Note 3) ...........................................................       3,248,000
 Custodian fees .........................................................................         936,600
 Reports to shareholders ................................................................         118,000
 Registration and filing fees ...........................................................          16,600
 Professional fees ......................................................................          77,400
 Directors' fees and expenses ...........................................................          80,700
 Other ..................................................................................          82,000
                                                                                            --------------
      Total expenses ....................................................................      33,826,241
                                                                                            --------------
           Net investment income ........................................................      17,090,290
                                                                                            --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................................     (97,660,367)
  Foreign currency transactions .........................................................        (436,626)
                                                                                            --------------
      Net realized gain (loss) ..........................................................     (98,096,993)
Net unrealized appreciation (depreciation) on:
 Investments ............................................................................    (570,887,756)
 Translation of assets and liabilities denominated in foreign currencies ................        (117,018)
                                                                                            --------------
      Net unrealized appreciation (depreciation) ........................................    (571,004,774)
                                                                                            --------------
Net realized and unrealized gain (loss) .................................................    (669,101,767)
                                                                                            --------------
Net increase (decrease) in net assets resulting from operations .........................   $(652,011,477)
                                                                                            --------------

                       See notes to financial statements.

TEMPLETON WORLD FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002


                                                                          SIX MONTHS ENDED        YEAR ENDED
                                                                          FEBRUARY 28, 2003     AUGUST 31, 2002
                                                                          -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................  $   17,090,290       $   80,122,709
  Net realized gain (loss) from investments and
   foreign currency transactions ........................................     (98,096,993)          11,906,970
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ........................    (571,004,774)        (464,195,610)
                                                                          -------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ........................................    (652,011,477)        (372,165,931)

Distributions to shareholders from:
 Net investment income:
  Class A ...............................................................     (72,523,052)        (126,834,390)
  Class B ...............................................................        (154,762)            (294,152)
  Class C ...............................................................      (1,086,512)          (3,234,667)
                                                                          -------------------------------------
Total distributions to shareholders .....................................     (73,764,326)        (130,363,209)

Capital share transactions (Note 2):
  Class A ...............................................................    (173,458,766)        (461,641,042)
  Class B ...............................................................       2,458,094            5,910,281
  Class C ...............................................................     (12,105,933)         (27,961,616)
                                                                          -------------------------------------
Total capital share transactions ........................................    (183,106,605)        (483,692,377)
 Redemption fees (Note 1) ...............................................          61,188                   --
       Net increase (decrease) in net assets ............................    (908,821,220)        (986,221,517)
Net assets:
 Beginning of period ....................................................   6,455,296,766        7,441,518,283
                                                                          -------------------------------------
 End of period ..........................................................  $5,546,475,546       $6,455,296,766
                                                                          -------------------------------------
Undistributed net investment income included in net assets:
 End of period ..........................................................  $  (14,520,459)      $  (42,153,577)
                                                                          -------------------------------------

                       See notes to financial statements.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At February 28, 2003, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

C. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting year.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year. Actual results could differ from those estimates.

H. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

I. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At February 28, 2003, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares as follows: 800 million Class A shares, 200 million Class B shares, and 200 million Class C shares. Transactions in the Fund's shares were as follows:

                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                      FEBRUARY 28, 2003                  AUGUST 31, 2002
                                                -----------------------------------------------------------------
                                                     SHARES        AMOUNT            SHARES           AMOUNT
                                                -----------------------------------------------------------------
CLASS A SHARES:
Shares sold ...................................  20,488,660    $ 263,573,475       53,222,355    $   777,636,348
Shares issued on reinvestment of
 distributions ................................   4,958,788       63,299,617        7,957,876        110,635,147
Shares redeemed ............................... (39,147,891)    (500,331,858)     (92,812,344)    (1,349,912,537)
                                                -----------------------------------------------------------------
Net increase (decrease) ....................... (13,700,443)   $(173,458,766)     (31,632,113)   $  (461,641,042)
                                                -----------------------------------------------------------------

                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                      FEBRUARY 28, 2003                  AUGUST 31, 2002
                                                -----------------------------------------------------------------
                                                     SHARES        AMOUNT            SHARES           AMOUNT
                                                -----------------------------------------------------------------
CLASS B SHARES:
Shares sold ...................................     339,113    $   4,328,950          706,786    $    10,300,210
Shares issued on reinvestment of
 distributions ................................      10,777          136,180           19,338            264,318
Shares redeemed ...............................    (159,135)      (2,007,036)        (323,182)        (4,654,247)
                                                -----------------------------------------------------------------
Net increase (decrease) .......................     190,755    $   2,458,094          402,942    $     5,910,281
                                                -----------------------------------------------------------------

                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                      FEBRUARY 28, 2003                  AUGUST 31, 2002
                                                -----------------------------------------------------------------
                                                     SHARES        AMOUNT            SHARES           AMOUNT
                                                -----------------------------------------------------------------
CLASS C SHARES:
Shares sold ...................................   1,123,274    $  14,212,117        2,461,462    $    35,276,170
Shares issued on reinvestment of
 distributions ................................      76,643          959,951          208,344          2,816,804
Shares redeemed ...............................  (2,191,569)     (27,278,001)      (4,655,013)       (66,054,590)
                                                -----------------------------------------------------------------
Net increase (decrease) .......................    (991,652)   $ (12,105,933)      (1,985,207)   $   (27,961,616)
                                                -----------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, LLC (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ----------------------------------------------------------------------
         0.75%          First $200 million
         0.675%         Over $200 million, up to and including $1.3 billion
         0.60%          Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ----------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent years. At February 28, 2003, Distributors advised the Fund that unreimbursed costs were $2,322,051. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $206,123 and $17,766, respectively.


4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

       Cost of investments .................................  $ 6,018,150,354
                                                              ----------------
       Unrealized appreciation .............................      532,037,025
       Unrealized depreciation .............................   (1,069,292,029)
                                                              ----------------
       Net unrealized appreciation (depreciation) ..........  $  (537,255,004)
                                                              ----------------

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sale of foreign currencies, and bond discounts and premiums.

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had tax basis capital losses of $32,161,030 which may be carried over to offset future capital gains. Such losses expire in 2010.

At August 31, 2002, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $178,012. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $1,407,789,734 and $1,659,360,783, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 2003 were as shown below.

                                                                                                                        REALIZED
                                  NUMBER OF                            NUMBER OF                                         CAPITAL
                                 SHARES HELD     GROSS      GROSS      SHARES HELD       VALUE     INVESTMENT INCOME  GAINS (LOSSES)
NAME OF ISSUER                  AUG. 31, 2002  ADDITIONS  REDUCTIONS  FEB. 28, 2003  FEB. 28, 2003   9/1/02-2/28/03   9/1/02-2/28/03
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Crown Castle International Corp.   12,950,765         --          --     12,950,765    $50,248,968              $--              $--
                                                                                     -----------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                                        $50,248,968              $--              $--
                                                                                     -----------------------------------------------

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5 , 7
Franklin Money Fund 5 , 7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5 , 7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM.
SEE INSIDE FOR DETAILS.






SEMIANNUAL REPORT
TEMPLETON WORLD FUND

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton World Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



102 S2003 04/03           [GRAPHIC OMITTED]  Printed on recycled paper